AMERICAN HOME MORTGAGE HOLDINGS, INC.
PRO FORMA COMBINED CONSOLIDATED
BALANCE SHEET
(UNAUDITED)



                                                                                                      American Home
                                                                                         -------------------------------------------
                                                  American                                                Proforma
                                                    Home                 Marina (d)           Year Ended December 31, 1999
                                              -----------------     -----------------    -------------------------------------------
                                                 Year Ended             Year Ended                                     Combined
                                                December 31,            December 31,         Proforma                December 31,
                                                   1999                    1999             Adjustments                 1999
                                              -----------------     -----------------    --------------------     ------------------

 ASSETS

 Cash and cash equivalents                     $  1,496,283           $  1,917,734      $           -                     3,414,017
 Mortgage loans held for sale, net               52,537,807             12,577,549                  -                    65,115,356
 Mortgage loans held for investment, net            153,534                      -                  -                       153,534
 Real estate owned                                        -                141,080            (28,215)(a)                   112,865
 Accounts receivable                              7,649,942                202,604           (750,000)(c)                 7,102,546
 Mortgage servicing rights, net                      34,470                      -                  -                        34,470
 Premises and equipment                           2,555,460                864,233                  -                     3,419,693
 Prepaid expenses and security deposits           1,719,470                603,024           (300,000)(b)                 2,022,494
 Goodwill                                                 -                      -          4,497,537 (a)(b)              4,497,537
                                               ------------        ---------------        -----------                 -------------
 Total assets                                  $ 66,146,966           $ 16,306,224        $ 3,419,322                  $ 85,872,512
                                               ============        ===============        ===========                  ============

 LIABILITIES AND STOCKHOLDERS'
   EQUITY
 Liabilities:
   Warehouse lines of credit                   $ 48,649,555           $ 11,469,032       $          -                  $ 60,118,587
   Notes payable                                          -                      -          1,947,578 (a)                 1,947,578
   Accrued expenses and other                     3,711,230              2,208,792           (750,000)(c)                 5,170,022
   Deferred income tax liability                    625,000                      -                  -                       625,000
                                               ------------         --------------       ------------                  -------------
 Total liabilities                               52,985,785             13,677,824          1,197,578                    67,861,187

 MINORITY INTEREST                                   23,372                      -                                           23,372
 STOCKHOLDERS' EQUITY
   Common stock                                      75,000                180,000           (172,466)(a)                    82,534
   Additional paidin capital                     12,406,780                914,681          3,927,929 (a)                17,249,390
   Retained earnings                                656,029              1,533,719         (1,533,719)(a)                   656,029
                                               ------------         --------------       ------------                  -------------
 Total stockholders' equity                      13,137,809              2,628,400          2,221,744                    17,987,953
                                               ------------         --------------       ------------                  -------------

 TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY                                      $ 66,146,966           $ 16,306,224        $ 3,419,322                  $ 85,872,512
                                               ============        ===============        ============                 ============

See notes to unaudited proforma combined consolidated balance sheet.

                          NOTES TO UNAUDITED PRO FORMA
                             COMBINED CONSOLIDATED
                                 BALANCE SHEET

(1) The pro forma adjustments reflected in the unaudited pro forma combined consolidated balance sheet of American Home Including Marina as of December 31, 1999 give effect to the following adjustments:

(a) Stockholders' equity of Marina has been adjusted to give effect to the exchange of 34,600 shares of Marina Common Stock for 753,420 shares of shares of American Home Common Stock. Pro forma adjusting entry is as follows:

                                                  DEBIT               CREDIT
                                                  -----               ------

     Goodwill                                   4,197,537
     Common Stock                                 180,000
     Additional paid-in capital                   914,681
     Retained Earnings                          1,533,719
             Real Estate Owned                                         28,215
             Notes Payable                                          1,947,578
             Common Stock                                               7,534
             Additional paid-in capital                             4,842,610



(b) Merger-related Expenses. Merger-related expenses anticipated to be recorded by American Home are included in the pro forma combined consolidated balance sheet as of December 31, 1999. Merger-related expenses expected to be recorded by American Home are summarized in the following table:

                                                     DEBIT             CREDIT
                                                     -----             ------

     Goodwill                                      300,000
            Capitalized expenses                                      300,000




(c) Elimination entry for intercompany balances as of December 31, 1999 is as follows:

                                                      DEBIT             CREDIT
                                                      -----             ------

     Intercompany payable                           750,000
             Intercompany receivable                                    750,000


(d) The pro forma financial information of Marina has been reclassified to conform with the American Home presentation.

AMERICAN HOME MORTGAGE HOLDINGS, INC.
PRO FORMA COMBINED CONSOLIDATED
STATEMENTS OF INCOME
(UNAUDITED)


                                                                                                     AMERICAN HOME
                                                                                          -----------------------------------
                                                      AMERICAN                                         PROFORMA
                                                        HOME             MARINA (5)          YEAR ENDED DECEMBER 31, 1999
                                                  ----------------    ----------------    -----------------------------------
                                                     YEAR ENDED          YEAR ENDED                              COMBINED
                                                    DECEMBER 31,        DECEMBER 31,          PROFORMA         DECEMBER 31,
                                                       1999                1999             ADJUSTMENTS            1999
                                                  ----------------    ----------------    ----------------    ---------------
 REVENUES:
 Gain on sale of mortgage loans                      $ 21,957,076        $ 14,579,977         $         -       $ 36,537,053
 Interest income, net                                   1,703,498             161,788                   -          1,865,286
 Other                                                  1,201,436              50,915                   -          1,252,351
                                                  ----------------    ----------------    ----------------    ---------------
 Total revenues                                        24,862,010          14,792,680                   -         39,654,690
                                                  ----------------    ----------------    ----------------    ---------------
 EXPENSES:
 Salaries, commissions and benefits, net               11,611,275           9,843,347          (2,242,996)(1)     19,211,626
 Marketing and promotion                                1,774,169             703,010                   -          2,477,179
 Occupancy and equipment                                2,428,870           1,878,152                   -          4,307,022
 Data processing and communications                     1,132,970             734,176                   -          1,867,146
 Provision for loss                                        27,967             175,000                   -            202,967
 Amortization of goodwill                                       -                   -             224,877 (2)        224,877
 Other                                                  2,549,636           2,305,965                   -          4,855,601
                                                  ----------------    ----------------    ----------------    ---------------
 Total expenses                                        19,524,887          15,639,650          (2,018,119)        33,146,418
                                                  ----------------    ----------------    ----------------    ---------------
 INCOME BEFORE INCOME TAXES AND
    MINORITY INTEREST                                   5,337,123            (846,970)          2,018,119          6,508,272
 INCOME TAXES                                           1,441,125            (339,553)                  -          1,101,572
                                                  ----------------    ----------------    ----------------    ---------------
 INCOME BEFORE MINORITY INTEREST                        3,895,998            (507,417)          2,018,119          5,406,700

 MINORITY INTEREST IN INCOME OF
    CONSOLIDATED JOINT VENTURE                             35,112                                       -             35,112
                                                  ----------------    ----------------    ----------------    ---------------
 NET INCOME                                          $  3,860,886        $   (507,417)        $ 2,018,119       $  5,371,588
                                                  ================    ================    ================    ===============
PRO FORMA INCOME TAXES                        (3)    $    878,875                                               $    878,875
PRO FORMA NET INCOME                                 $  2,982,011                                               $  4,492,713

Pro forma earnings per share - basic                 $       0.40                                               $       0.54
Pro forma earnings per share - diluted               $       0.39                                               $       0.54

Weighted average number of shares - basic     (4)       7,533,334                                                  8,286,754
Weighted average number of shares - diluted   (4)       7,564,776                                                  8,318,196

See notes to unaudited proforma combined consolidated statements of income.

AMERICAN HOME MORTGAGE HOLDINGS, INC.
PRO FORMA COMBINED CONSOLIDATED
STATEMENTS OF INCOME
(UNAUDITED)


                                                                                                     AMERICAN HOME
                                                      AMERICAN                                         PROFORMA
                                                        HOME             MARINA (5)          YEAR ENDED DECEMBER 31, 1998
                                                  ----------------    ----------------    -----------------------------------
                                                     YEAR ENDED          YEAR ENDED                              COMBINED
                                                    DECEMBER 31,        DECEMBER 31,          PROFORMA         DECEMBER 31,
                                                       1998                1998             ADJUSTMENTS            1998
                                                  ----------------    ----------------    ----------------    ---------------
 REVENUES:
 Gain on sale of mortgage loans                      $ 18,980,534        $ 18,707,166         $         -       $ 37,687,700
 Interest income, net                                     734,179             288,234                   -          1,022,413
 Other                                                    502,223              90,406                   -            592,629
                                                  ----------------    ----------------    ----------------    ---------------
 Total revenues                                        20,216,936          19,085,806                   -         39,302,742
                                                  ----------------    ----------------    ----------------    ---------------
 EXPENSES:
 Salaries, commissions and benefits, net                9,430,382          11,886,945          (2,036,802)(1)     19,280,525
 Marketing and promotion                                1,236,461             683,025                   -          1,919,486
 Occupancy and equipment                                1,653,709           1,031,478                   -          2,685,187
 Data processing and communications                       951,508             889,804                   -          1,841,312
 Provision for loss                                       152,955             330,000                   -            482,955
 Amortization of goodwill                                       -                   -             224,877 (2)        224,877
 Other                                                  1,542,997           3,009,865                   -          4,552,862
                                                  ----------------    ----------------    ----------------    ---------------
 Total expenses                                        14,968,012          17,831,117          (1,811,925)        30,987,204
                                                  ----------------    ----------------    ----------------    ---------------
 INCOME BEFORE INCOME TAXES AND
    MINORITY INTEREST                                   5,248,924           1,254,689           1,811,925          8,315,538
 INCOME TAXES                                             328,209             533,041                   -            861,250
                                                  ----------------    ----------------    ----------------    ---------------
 INCOME BEFORE MINORITY INTEREST                        4,920,715             721,648           1,811,925          7,454,288

 MINORITY INTEREST IN INCOME OF
    CONSOLIDATED JOINT VENTURE                             50,760                   -                   -             50,760
                                                  ----------------    ----------------    ----------------    ---------------
 NET INCOME                                          $  4,869,955        $    721,648         $ 1,811,925       $  7,403,528
                                                  ================    ================    ================    ===============

PRO FORMA INCOME TAXES                        (3)    $  1,982,000                                               $  1,982,000
PRO FORMA NET INCOME                                 $  2,887,955                                               $  5,421,528

Pro forma earnings per share - basic                 $       0.38                                               $       0.65
Pro forma earnings per share - diluted               $       0.38                                               $       0.65

Weighted average number of shares - basic     (4)       7,533,334                                                  8,286,754
Weighted average number of shares - diluted   (4)       7,564,776                                                  8,318,196

See notes to unaudited proforma combined consolidated statements of income.

AMERICAN HOME MORTGAGE HOLDINGS, INC.
PRO FORMA COMBINED CONSOLIDATED

STATEMENTS OF INCOME

(UNAUDITED)




                                                                                                        American Home
                                                                                         -------------------------------------------
                                                  American                                                Proforma
                                                    Home                 Marina(5)           Year Ended December 31, 1997
                                              -----------------     -----------------    -------------------------------------------
                                                 Year Ended             Year Ended                                     Combined
                                                December 31,            December 31,         Proforma                December 31,
                                                   1997                    1997             Adjustments                 1997
                                              -----------------     -----------------    --------------------     ------------------

 REVENUES:

 Gain on sale of mortgage loans                  $ 10,596,604          $ 12,211,745            $        -            $ 22,808,349
 Interest income, net                                 368,808                79,190                     -                 447,998
 Other                                                356,018                96,599                     -                 452,617
                                              -----------------     -----------------    --------------------     ------------------
 Total revenues                                    11,321,430            12,387,534                     -              23,708,964
                                              -----------------     -----------------    --------------------     ------------------
 EXPENSES:
 Salaries, commissions and benefits, net            5,315,732             7,146,187              (812,022)(1)          11,649,897
 Marketing and promotion                              962,475               556,646                     -               1,519,121
 Occupancy and equipment                              909,216               684,659                     -               1,593,875
 Data processing and communications                   611,699               638,540                     -               1,250,239
 Provision for loss                                   116,837               105,000                     -                 221,837
 Amortization of goodwill                                   -                     -               224,877 (2)             224,877
 Other                                                946,270             2,284,581                     -               3,230,851
                                              -----------------     -----------------    --------------------     ------------------
 Total expenses                                     8,862,229            11,415,613              (587,145)             19,690,697
                                              -----------------     -----------------    --------------------     ------------------


 INCOME BEFORE INCOME TAXES AND
    MINORITY INTEREST                               2,459,201               971,921               587,145               4,018,267
 INCOME TAXES                                         139,887               397,710                     -                 537,597
                                              -----------------     -----------------    --------------------     ------------------
 INCOME BEFORE MINORITY INTEREST                    2,319,314               574,211               587,145               3,480,670


 MINORITY INTEREST IN INCOME OF
    CONSOLIDATED JOINT VENTURE                              -                    -                     -                       -
                                              -----------------     -----------------    --------------------     ------------------
 NET INCOME                                       $ 2,319,314             $ 574,211            $  587,145            $  3,480,670
                                              =================     =================    ====================      =================



PRO FORMA INCOME TAXES                        (3) $   942,000                                                        $    942,000
PRO FORMA NET INCOME                              $ 1,377,314                                                        $  2,538,670


Pro forma earnings per share  basic               $      0.18                                                        $       0.31
Pro forma earnings per share  diluted             $      0.18                                                        $       0.31


Weighted average number of shares  basic      (4)   7,533,334                                                           8,286,754
Weighted average number of shares  diluted    (4)   7,564,776                                                           8,318,196


See notes to unaudited proforma combined consolidated statements of income.

NOTES TO UNAUDITED PRO FORMA
COMBINED CONSOLIDATED
STATEMENTS OF INCOME

(1) Pro forma adjustment for salaries in excess of current employment contracts and duplicative efforts resulting from the merger.

(2)  Program adjustment for goodwill amortization, over a 20-year period.

(3) Per Share Data is calculated using pro forma net income, which accounts for American Home Mortgage's S-Corporation status prior to their Initial Public Offering.

                                1999                1998                 1997
     AMERICAN HOME
     Pro forma income taxes   $ 878,875         $ 1,982,000            $ 942,000


     Prior to the fourth quarter of 1999, American Home had elected to be taxed as an S-Corporation. Pro forma taxes reflect an additional provision for taxes as if American Home had been a C-Corporation for the entire year in 1999, 1998 and 1997. The provision in 1999 excludes a $625,000 one-time non-cash, non-recurring tax expense resulting from the conversion from the S-Corporation to C-Corporation status.

(4) Average common shares used to calculate net income per common share for the each of the years ended December 31, 1999, 1998 and 1997 were calculated using the following information:

                                                1999                1998                 1997
     AMERICAN HOME

     Primary                                7,533,334           7,533,334            7,533,334
     Dilutive effect of stock options          31,442              31,442               31,442
     Fully diluted                          7,564,776           7,564,776            7,564,776

     PRO FORMA INCLUDING MARINA
     Primary                                8,286,754           8,286,754            8,286,754
     Dilutive effect of stock options          31,442              31,442               31,442
     Fully diluted                          8,318,196           8,318,196            8,318,196

(5) The pro forma financial information of Marina has been reclassified to conform with the American Home presentation.